SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report: March 4, 2004
                                         -------------
                       (Date of earliest event reported)

                       DAIMLERCHRYSLER AUTO TRUST 2004-A
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             (Exact name of registrant as specified in its charter)

        State of Delaware               333-75942-07            74-6523268
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 (State or other jurisdiction of    (Commission File No.)      (IRS Employer
         incorporation)                                     Identification No.)


   c/o Chase Manhattan Bank USA, National Association, c/o JPMorgan Chase,
             500 Stanton Christiana Road, Newark, Delaware 19713
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 427-2565

This filing relates to Registration Statement No.:  333-75942.

Item 5. Other Events.
        ------------

     On March 4, 2004, DaimlerChrysler Auto Trust 2004-A (the "Issuer"), as issuer, and Citibank, N.A. ("Citibank"), as indenture trustee, entered into an indenture dated as of March 1, 2004 (the "Indenture"). On March 4, 2004, DaimlerChrysler Services North America LLC ("DCS"), as depositor, DaimlerChrysler Retail Receivables LLC ("DCRR") and Chase Manhattan Bank USA, National Association ("Chase"), as owner trustee, entered into an amended and restated trust agreement dated as of March 1, 2004 (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

     On March 4, 2004, DCS, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of March 1, 2004 (the "Sale and Servicing Agreement"). On March 4, 2004 the Issuer, DCS, as administrator, and Citibank, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of March 1, 2004. On March 4, 2004, DCS, as seller, and DCRR, as purchaser, entered into a purchase agreement dated as of March 1, 2004 (the "Purchase Agreement"). The Sale and Servicing Agreement is attached hereto as Exhibit 10, the Administration Agreement is attached hereto as Exhibit 99.1 and the Purchase Agreement is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------


     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

     (a)  Financial statements of businesses acquired:

          None

     (b)  Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 4.1 Indenture

          Exhibit 4.2 Trust Agreement

          Exhibit 10 Sale and Servicing Agreement

          Exhibit 99.1 Administration Agreement

          Exhibit 99.2 Purchase Agreement

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               By: DaimlerChrysler Services North America LLC, as Administrator


Dated as of March 4, 2004      By:   /s/ B.C. Babbish
                                     ----------------
                                     B.C. Babbish
                                     Assistant Secretary

                                 EXHIBIT INDEX
                                 -------------



      Exhibit No.     Description of Exhibit
      ----------      ----------------------

Exhibit 4.1           Indenture
Exhibit 4.2           Trust Agreement
Exhibit 10            Sale and Servicing Agreement
Exhibit 99.1          Administration Agreement
Exhibit 99.2          Purchase Agreement